Exhibit 99.2

TSYS Announces 15.9% Increase in Earnings for First Quarter 2003
Page 4 of 7


                                                            TSYS
                                                     Financial Highlights
                                            (In thousands, except per share data)
                                             ------------------------------------
                                                       Three months ended
                                                            March 31,
                                             ------------------------------------
                                                                       Percentage
                                                   2003        2002        Change
                                             ------------  ----------- ----------
Revenues
    Electronic payment processing services  $    167,826       143,157      17.2%
    Other services                                25,053        27,659      (9.4)
                                             ------------  -----------
      Revenues before reimbursables              192,879       170,816      12.9
    Reimbursable items                            58,474        57,107       2.4
                                             ------------  -----------
       Total revenues                            251,353       227,923      10.3
                                             ------------  -----------

Expenses
    Employment                                    76,096        68,732      10.7
    Occupancy & equipment                         51,620        44,230      16.7
    Other                                         22,017        21,880       0.6
    (Gain)/Loss on disposal of equipment             (22)            2        nm
                                             ------------  -----------
       Expenses before reimbursables             149,711       134,844      11.0
    Reimbursable items                            58,474        57,107       2.4
                                             ------------  -----------
       Total operating expenses                  208,185       191,951       8.5
                                             ------------  -----------

Operating Income                                  43,168        35,972      20.0

Other Income                                          12           179        nm
                                             ------------  -----------

Income before Income Taxes, Minority Interest
   and Equity in Income of Joint Venture          43,180        36,151      19.4
Income Taxes                                      15,514        13,257      17.0
Minority Interest                                   (118)           14        nm
Equity in Income of  Joint Ventures                4,188         4,474      (6.4)
                                             ------------  -----------

Net Income                                  $     31,736        27,382      15.9
                                             ============  ===========

Basic Earnings Per Share                    $       0.16          0.14      15.9%
                                             ============  ===========
Diluted Earnings Per Share                  $       0.16          0.14      16.2%
                                             ============  ===========
Dividend Declared Per Share                 $     0.0175        0.0150
                                             ============  ===========
Average Common Shares Outstanding            197,049,470   196,962,984
                                             ============  ===========
Average Common and Common
  Equivalent Shares Outstanding              197,231,833   197,723,177
                                             ============  ===========

Note: nm = not meaningful





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
TSYS Announces 15.9% Increase in Earnings for First Quarter 2003
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                                      TSYS
                                Segment Breakdown
                                 (In thousands)

                                     Three Months Ended March 31, 2003                    Three Months Ended March 31, 2002
                                ---------------------------------------------   -------------------------------------------------
                                Domestic-based International-based              Domestic-based International-based
                                Transaction    Transaction                      Transaction    Transaction
                                Processing     Processing          Consolidate  Processing     Processing           Consolidated
                                ---------------------------------------------    ------------------------------------------------
Total revenue                    $ 233,119        18,711           251,830        213,399        15,073                  228,472
Intersegment revenue                    (2)         (475)             (477)          (151)         (398)                    (549)
                                ------------------------------------------      -------------------------------------------------
    Revenues from external
     customers                   $ 233,117        18,236           251,353        213,248        14,675                  227,923
                                ==========================================       ================================================
Depreciation and amortization    $  19,551         2,497            22,048         14,674         2,000                   16,674
                                ==========================================       ================================================
Segment operating income         $  41,480         1,688            43,168         35,780           192                   35,972
                                ==========================================       ================================================
Income tax expense               $  14,897           617            15,514         13,151           106                   13,257
                                ==========================================       ================================================
Equity in income of joint
    ventures                     $   3,941           247             4,188          4,226           248                    4,474
                                ==========================================       ================================================
Net Income                       $  30,806           930            31,736         27,414           (32)                  27,382
                                ==========================================       ================================================
Average accounts on file           239,565        12,643           252,208        212,760        11,560                  224,320
                                ==========================================       ================================================

Note: Revenues for domestic-based processing services include electronic payment processing services and other services provided from the United States to clients based in the United States or other countries. Revenues from international-based processing services include electronic payment processing services and other services provided outside the United States to clients based predominantly outside the United States.



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
TSYS Announces 15.9% Increase in Earnings for First Quarter 2003
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

Cash Flow Information:                                                           Three Months Ending:
(in thousands)                                                               Mar 2003          Mar 2002
                                                                         -------------------------------------
Cash flows from operating activities:
   Net income                                                         $      31,736             27,382
   Adjustments to net income provided by operating activities:
       Minority interest in consolidated subsidiary's net income                118                (14)
       Equity in income of joint ventures                                    (4,188)            (4,474)
       (Gain) loss on currency translation adjustments, net                     626                189
       Depreciation and amortization                                         22,048             16,674
       Charges for bad debts and billing adjustments                           (291)             1,161
       Charges for transaction processing                                        52                658
       Billings in excess of costs on uncompleted contracts                  29,722                  -
       Accounts payable                                                        (321)           (18,157)
       Accrued salaries and employee benefits                               (26,607)               960
       Other working capital                                                  7,926             25,053
                                                                         -------------------------------------
           Net cash provided by operating activities                         60,821             49,432
                                                                         -------------------------------------

 Cash flows from investing activities:
   Purchase of property and equipment                                        (5,072)            (2,801)
   Additions to computer software                                           (15,456)           (15,868)
   Increase in contract acquisition costs                                    (8,765)            (9,177)
   Cash acquired in acquisition of subsidiary                                     -              2,858
   Other                                                                         37                  2
                                                                         -------------------------------------
           Net cash used in investing activities                            (29,256)           (24,986)
                                                                         -------------------------------------
           Net cash used in financing activities                             (3,473)            (2,909)
                                                                         -------------------------------------
  Effect of foreign currency translation on cash and cash equivalents           978               (385)
                                                                         -------------------------------------
           Net increase (decrease) in cash and cash equivalents              29,070             21,152
 Cash and cash equivalents at beginning of year                             109,171             58,659
                                                                         -------------------------------------
 Cash and cash equivalents at end of period                            $    138,241             79,811
                                                                         =====================================


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TSYS Announces 15.9% Increase in Earnings for First Quarter 2003
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Supplemental Information:

                                             Mar 2003        %         Mar 2002         %            % Chg
                                          ----------------------------------------------------------------
      Accounts on File (in millions):
                             Consumer             152,590    60.0            126,771    55.3         20.4
                  Integrated Payments               6,217     2.5                  -       -           na
                               Retail              74,735    29.4             83,860    36.6        (10.9)
                           Commercial              20,694     8.1             18,520     8.1         11.7
                                          ---------------------------------------------------
                                                  254,236   100.0            229,151   100.0         10.9
                                          ===================================================

Average Accounts on File (in millions)            252,208                    224,320                 12.4

                                             Mar 2003        %         Mar 2002         %            % Chg
                                          ----------------------------------------------------------------
      Accounts on File (in millions):
                             Domestic             216,834    85.3            201,107    87.8          7.8%
                        International              37,402    14.7             28,044    12.2         33.4
                                          ---------------------------------------------------
                                                  254,236   100.0            229,151   100.0         10.9
                                          ===================================================

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.












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